UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2022

NEPTUNE WELLNESS SOLUTIONS INC.

(Exact name of Registrant as Specified in Its Charter)

Quebec	001-33526	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Promenade du Centropolis Suite 100
Laval, Quebec, Canada		H7T 0A3
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 450 687-2262

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	NEPT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

Neptune Wellness Solutions Inc. (“we” or the “Company”) anticipates that its 2022 annual general meeting of shareholders (the “Annual Meeting”) will be held on or about Tuesday, September 27, 2022.

The deadline for submission of proposals by shareholders for inclusion in the Company’s proxy materials in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be the close of business on August 5, 2022, which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials prior to the Annual Meeting. Any such proposal must also meet the requirements set forth in the rules and regulations of the Exchange Act in order to be eligible for inclusion in the proxy materials for the Annual Meeting.

In connection with a September 27, 2022 Annual Meeting an in accordance with the Company’s Advance Notice By-Law, any shareholder who intends to nominate a person for election as a director must provide notice (“Shareholder Notice”) to the Secretary of the Company no earlier than Sunday, July 24, 2022 and no later than Sunday, August 28, 2022. Any Shareholder Notice must comply with the specific requirements set forth in the Company’s Advance Notice By-law in order to be considered at the Annual Meeting. The Shareholder Notice must be in proper form as specified in the Company’s Advance Notice By-Law and delivered to the Corporate Secretary at the Company’s principal executive offices in accordance with the By-laws by the deadline noted above.

Item 7.01 Regulation FD Disclosure.

The Company transitioned from International Financial Reporting Standards (“IFRS”) to accounting principles generally accepted in the United States (“U.S. GAAP”). We are filing this Current Report on Form 8-K to amend our unaudited condensed consolidated interim financial statements for (i) the three months ended June 30, 2021, (ii) the three and six months ended September 30, 2021 and (iii) the three and nine months ended December 31, 2021 (collectively, the “FY2022 Interim Financial Statements”), to reflect the Company’s transition to U.S. GAAP. The original FY 2022 Interim Financial Statements were filed on Form 6-K on August 12, 2021, November 15, 2021 and February 10, 2022, respectively, under IFRS.

Except for changes related to the Company’s adoption of U.S. GAAP, this Form 8-K does not reflect events occurring after the filing of each original FY 2022 Interim Financial Statement. The amended FY2022 Interim Financial Statements attached hereto as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 supersede the original FY2022 Interim Financial Statements.

Item 8.01 Other Events.

On July 20 2022, the Company issued a press release to provide a distribution update for Sprout Organics, Inc., a subsidiary of the Company. A copy of the press release is furnished hereto as Exhibit 99.4.

The information provided in Item 7.01 and Exhibit 99.1, Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Interim Condensed Consolidated Financial Statements (unaudited) for the three months ended June 30, 2021
99.2	Interim Condensed Consolidated Financial Statements (unaudited) for the three and six months ended September 30, 2021
99.3	Interim Condensed Consolidated Financial Statements (unaudited) for the three and nine months ended December 31, 2021
99.4	Press release, dated July 20, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Neptune Wellness Solutions Inc.

Date:	July 25, 2022	By:	/s/ John S. Wirt
John S. Wirt Chief Legal Officer and Corporate Secretary